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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 11, 2002

                                EARTHCARE COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                     000-24685                58-2335973
(State or other jurisdiction   (Commission file number)        (IRS employer
      or incorporation)                                   identification number)

                               14901 Quorum Drive
                                    Suite 200
                               Dallas, Texas 75254
                    (Address of principal executive offices)

                                 (972) 858-6025
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 3.   Bankruptcy

          On April 11, 2002, EarthCare Company and all of its operating subsidiaries filed for voluntary bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas (Fort Worth Division).

          EarthCare Company did not file its Annual Report on Form 10-K for the year ended December 31, 2001. EarthCare Company does not currently intend to file its Annual Report on Form 10-K for the year ended December 31, 2001. In addition, EarthCare Company does not currently intend to file any periodic reports with the Securities and Exchange Commission after April 11, 2002.

          On April 11, 2002, EarthCare Company issued a press release relating to its filing for voluntary bankruptcy protection. A copy of this press release is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       EARTHCARE COMPANY

Date: April 11, 2002                   By:  /s/  William W. Solomon, Jr.
                                       -----------------------------------------
                                       William W. Solomon, Jr.
                                       Vice President, Chief Financial Officer
                                            and Principal Accounting Officer

Item 7.   Financial Statements, Pro Forma Information and Exhibits

          99.1   Press release dated April 11, 2002